EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS FIRST QUARTER ENDED MARCH 31, 2004

(New York, NY - April 29, 2004) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended March 31, 2004. Revenues for the first quarter of 2004 were $14.4 million compared to revenues of $8.2 million for the same period last year, an increase of 74%. Net income for the first quarter was $1.6 million, or $0.06 per diluted share, compared to a net loss of $1.3 million, or $0.05 per diluted share, for the same period last year.

"We are pleased with our results for this quarter, with significant year over year growth in revenues and improvement in net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our acquisition of the assets of Comstock Images on April 1, 2004 further expands our growing JupiterImages business which sells commercial stock images by single download or online subscription. This acquisition adds over 500,000 wholly owned images to our library. We anticipate significant marketing and business synergies between Comstock Images and our JupiterImages division as well as our other Jupitermedia divisions. We expect that this acquisition will immediately be accretive to our earnings and cash flows," added Meckler.

REGISTRATION STATEMENT FOR FOLLOW-ON PUBLIC OFFERING OF COMMON STOCK

In March 2004, Jupitermedia announced that it had filed a registration statement with the Securities and Exchange Commission relating to a proposed follow-on public offering of common stock. Of the 4,200,000 shares to be sold in the offering, 3,200,000 shares will be sold by Jupitermedia and 1,000,000 shares will be sold by certain stockholders of Jupitermedia. The underwriters will be granted an option for a period of 30 days to purchase up to 630,000 additional shares of common stock from Jupitermedia to cover over-allotments, if any. The registration statement has not yet been declared effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Due to the proposed follow-on offering of its common stock, Jupitermedia will not hold a conference call to discuss its first quarter 2004 financial results.

ACQUISITIONS

     o In March, Jupitermedia announced the acquisition of the Inside ID Conference & Expo, an industry-leading event focused on the rapidly evolving areas of identity management and identification technologies, and the related Inside ID Web site (www.insideid.com). Noted industry expert Benjamin Miller, who founded the Inside ID event and Web site, will continue as conference chair. Terms of the acquisition were not disclosed.

     o In April, Jupitermedia announced that it acquired substantially all of the assets of Comstock Images (www.comstock.com) for $20.85 million in cash and the assumption of certain liabilities. Comstock Images is based in Mountainside, NJ with operations in Toronto, Canada and Steinsel, Luxembourg. Comstock Images has been in the stock imagery business since 1976 and possesses an extensive archive of wholly owned commercial stock images. Jupitermedia also announced that it has obtained a credit facilities with HSBC Bank USA that provide for borrowings of up to $23 million to help finance this and other potential acquisitions. A total of $13 million has been borrowed to help finance the acquisition of Comstock Images.

NEW ONLINE MEDIA AND ONLINE IMAGE OFFERINGS

Jupitermedia continued to expand and strengthen its proprietary content offerings with the addition of the following:

     o In February, Jupitermedia announced the launch of the ClickZ.com Network (www.clickz.com), which provides original news, information, analysis and opinion about interactive marketing. The ClickZ.com Network consolidates eight existing Jupitermedia interactive marketing Web sites and associated e-mail newsletters under the ClickZ.com Network brand. The ClickZ.com Network will continue publishing expert opinion columns by interactive marketing leaders, while adding sections focused on breaking news; search engine marketing; research and statistics; feature stories and case studies; and an interactive marketing resources section.

     o In February, Jupitermedia announced the launch of ITSMWatch.com (www.itsmwatch.com), an internally developed Web site focused on IT Service Management which is now part of the company's EarthWeb.com Network. ITSMWatch.com analyzes the latest developments in the emerging field of Information Technology Service Management ("ITSM"). ITSMWatch.com was designed to help IT executives and managers make decisions, collaborate with their peers and draw upon the experiences of others to continue to meet their objectives of providing world class products and services in the most efficient and effective manner. The site provides daily news, articles, case studies and white papers from practitioners and vendors, ITSM resources and technologies, and a free e-mail newsletter.

NEW RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its proprietary research offerings with the addition of the following:

     o In March, JupiterResearch launched its Digital Rights Management ("DRM") research service to help media companies evaluate content distribution models and technology platforms to manage and monetize their assets in a controlled manner. The Digital Rights Management research service also helps consumer device vendors to prioritize feature development, and helps software vendors identify the enterprise applications and vertical markets that present the greatest opportunities for digital rights management technology. Using consumer surveys, forecast models and high-level executive interviews, the DRM research service provides strategic guidance to all companies with an interest in digital media consumption and usage constraints.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. JupiterEvents held five paid conferences and trade shows in the first quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included: IT Service Management Forum Government Conference & Expo; Jupiter Content Management Conference & Expo; Search Engine Strategies Conference & Expo 2004; Instant Messaging Planet Conference & Expo Spring 2004 and Wi-Fi Planet Conference & Expo Canada 2004.

JupiterEvents has announced the following conferences and trade shows for the remainder of 2004:

     o Digital Rights Management Strategies Conference & Expo (April 12-14, New York, NY)
     o    ISPCON Conference & Expo Spring 2004 (April 14-16, Washington, DC)
     o    Wi-Fi Planet Conference & Expo Japan 2004 (April 20-21, Tokyo, Japan)
     o    Search Engine Strategies Conference & Expo 2004 (April 20-21, Tokyo,
          Japan)
     o Search Engine Strategies Conference & Expo 2004 (May 11-12, Toronto, Canada)
     o    Search Engine Strategies Conference & Expo 2004 (June 2-3, London,
          U.K.)
     o    Wi-Fi Planet Conference & Expo Spring 2004 (June 8-10, Baltimore, MD)
     o    Internet Planet Conference & Expo Spring 2004 (June 15-16, New York,
          NY)
     o    Jupiter Plug.IN Conference & Expo (July 26-27, New York, NY)
     o Jupiter/ClickZ Advertising Forum Conference & Expo (July 28-29, New York, NY)
     o    Search Engine Strategies Conference & Expo 2004 (August 2-5, San Jose,
          CA)
     o IT Service Management Forum Conference & Expo (September. 27-Oct. 2, Long Beach, CA)
     o    Digital Rights Management Strategies (October 25 - 27, Los Angeles,
          CA)
     o Search Engine Strategies Conference & Expo 2004 (October 27 - 28, Stockholm)
     o    ISPCON Fall (November 2 - 5, Santa Clara, CA)
     o    Inside ID Conference & Expo (November 15 - 17, Washington, D.C.)
     o    Internet Planet Conference & Expo Fall 2004 (November 17-18, San Jose,
          CA)
     o Wi-Fi Planet Conference & Expo Fall 2004 (November 30 - December 2, San Jose, CA)
     o Search Engine Strategies Conference & Expo 2004 (December 13 - 16, Chicago, IL)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00). internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds. internet.com Venture Fund II LLC and internet.com Venture Partners III LLC are in the process of liquidating and distributing their assets to investors and are expected to be dissolved during the second half of 2004. Jupitermedia no longer has any outstanding capital commitments related to any of its venture funds.

METRICS

     o    March 2004 page views were over 320 million
     o    Over 5.9 million e-mail newsletter subscribers as of March 31, 2004
     o Over 6.5 million total opt-in e-mail rental list subscribers as of March 31, 2004
     o Over 830,000 unique opt-in e-mail rental list subscribers as of March 31, 2004
     o    March 2004 unique users were over 19 million
     o    272 employees as of March 31, 2004

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three months ended March 31, 2003 and 2004. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com and ClickZ.com Networks. Online images consists of the JupiterImages business. Research represents the JupiterResearch business. Events represents the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.

                                                      THREE MONTHS ENDED
                                                           MARCH 31,
                                                 -----------------------------
                                                    2003               2004
                                                 ----------         ----------
 Revenues:
      Online media                               $    4,645         $    7,219
      Online images                                    --                2,457
      Research                                        2,276              2,342
      Events                                          1,177              2,322
      Other                                             147                 13
                                                  ----------         ----------
                                                      8,245             14,353
                                                  ----------         ----------
 Cost of revenues and operating expenses:
      Online media                                    4,092              5,007
      Online images                                    --                1,208
      Research                                        2,587              2,151
      Events                                          1,313              2,144
      Other                                           1,598              2,228
                                                 ----------         ----------
                                                      9,590             12,738
                                                 ----------         ----------

 Operating income (loss):
      Online media                                      553              2,212
      Online images                                    --                1,249
      Research                                         (311)               191
      Events                                           (136)               178
      Other                                          (1,451)            (2,215)
                                                 ----------         ----------
                                                 $   (1,345)        $    1,615
                                                 ==========         ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices of ArtToday, Inc., DevX and Comstock Images and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of April 28, 2004 and assume the completion of its proposed follow-on public offering of common stock during the second quarter of 2004 on the terms set forth in the registration statement filed with the SEC relating to such public offering, but do not assume the exercise of the underwriters' over-allotment option. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                       Actual          Actual
                                     Total 2003        Q1 2004        Q2 2004          Q3 2004        Q4 2004        Total 2004
                                     ----------        -------        -------          -------        -------        ----------
                                                                 (in millions, except per share amounts)
Revenues                              $   47.0        $   14.4        $16.6-17.6      $17.6-18.6      $18.4-19.4      $67.0-70.0


Cost of revenues, advertising,
promotion & selling, and G & A
expenses                              $   42.8        $   12.2        $13.3-14.3      $13.4-14.4      $13.3-14.3      $52.2-55.2

Depreciation and amortization         $    2.8        $    0.6        $    1.2        $    1.2        $    1.2        $    4.2
Interest income, net                  $    0.2            --              --              --              --              --
Equity losses                         $    0.2            --              --              --              --              --
Net income                            $    1.4        $    1.6        $    2.1        $    3.0        $    3.9        $   10.6
Diluted share count                       26.9            29.5            31.0            33.5            33.5            31.9

Earnings per diluted share            $   0.05        $   0.06        $   0.07        $   0.09        $   0.12        $   0.33

ABOUT JUPITERMEDIA CORPORATION
Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a global provider of original online information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online division of Jupitermedia, operates four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and ClickZ.com for interactive marketers. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 20 million users and generate over 300 million page views monthly. Jupitermedia also includes: JupiterImages, a Web-based image resource with over 3.5 million images online serving creative professionals with products like Comstock Images, Photos.com and ClipArt.com; JupiterResearch, an international research advisory business specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Wi-Fi Planet, Search Engine Strategies and Internet Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

 All current Jupitermedia Corporation press releases can be found on the World Wide Web at http://www.jupitermedia.com/corporate/press.html
            ------------------------------------------------

CONTACT:
Lisa DiGiacomo
Marketing and Public Relations Associate
203-662-2870
ldigiacomo@jupitermedia.com
---------------------------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      DECEMBER 31, 2003 AND MARCH 31, 2004
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                  DECEMBER 31,         MARCH 31,
                                                                                      2003               2004
                                                                                   ----------         ----------
                                                                                                     (UNAUDITED)
                                                ASSETS

Current assets:
    Cash and cash equivalents                                                      $    9,567         $   12,703
    Accounts receivable, net of allowances of $948 and $1,165, respectively            10,281             10,723
    Unbilled accounts receivable                                                        1,012              1,022
    Prepaid expenses and other                                                          2,124              1,951
                                                                                   ----------         ----------
          Total current assets                                                         22,984             26,399

Property and equipment, net of accumulated depreciation of $8,674 and
  $8,696, respectively                                                                  1,488              1,233
Intangible assets, net of accumulated amortization of $3,204 and
  $3,600, respectively                                                                  8,130              7,944
Goodwill                                                                               21,760             22,076
Investments and other assets                                                            1,676              1,516
                                                                                   ----------         ----------
          Total assets                                                             $   56,038         $   59,168
                                                                                   ==========         ==========

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                               $    1,494         $    1,487
    Accrued payroll and related expenses                                                2,482              1,992
    Accrued expenses and other                                                          4,151              2,833
    Deferred revenues                                                                   9,211             11,449
                                                                                   ----------         ----------
          Total current liabilities                                                    17,338             17,761

Long-term liabilities                                                                     341                330
                                                                                   ----------         ----------
          Total liabilities                                                            17,679             18,091
                                                                                   ----------         ----------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares
      issued                                                                             --                 --
    Common stock, $.01 par value, 75,000,000 shares authorized, 25,984,130 and 26,192,741 shares issued at December 31, 2003 and March 31,
       2004, respectively
                                                                                          260                263
    Additional paid-in capital                                                        177,629            178,706
    Accumulated deficit                                                              (139,427)          (137,790)
    Treasury stock, 65,000 shares at cost                                                (106)              (106)
    Accumulated other comprehensive income                                                  3                  4
                                                                                   ----------         ----------
          Total stockholders' equity                                                   38,359             41,077
                                                                                   ----------         ----------
          Total liabilities and stockholders' equity                               $   56,038         $   59,168
                                                                                   ==========         ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2004
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                      THREE MONTHS ENDED
                                                                                           MARCH 31,
                                                                                 -----------------------------
                                                                                    2003               2004
                                                                                 ----------         ----------
Revenues                                                                         $    8,245         $   14,353
Cost of revenues                                                                      4,672              6,020
                                                                                 ----------         ----------

Gross profit                                                                          3,573              8,333
                                                                                 ----------         ----------

Operating expenses:
     Advertising, promotion and selling                                               2,722              3,575
     General and administrative                                                       1,593              2,525
     Depreciation                                                                       363                223
     Amortization                                                                       240                395
                                                                                 ----------         ----------
Total operating expenses                                                              4,918              6,718
                                                                                 ----------         ----------

Operating income (loss)                                                              (1,345)             1,615

Income (loss) on investments and other, net                                             (55)                14
Interest income                                                                          89                 18
Interest expense                                                                       --                   (6)
                                                                                 ----------         ----------
                                                                                     (1,311)             1,641
Income (loss) before minority interests and equity loss from venture fund investments and other, net

Minority interests                                                                        4                (11)
Equity income (loss) from venture fund investments and other,
    net                                                                                 (23)                 7
                                                                                 ----------         ----------
Net income (loss)                                                                $   (1,330)        $    1,637
                                                                                 ==========         ==========

Basic net income (loss) per share                                                $    (0.05)        $     0.06
                                                                                 ==========         ==========

Basic weighted average number of common shares outstanding                           25,283             26,026
                                                                                 ==========         ==========

Diluted net income (loss) per share                                              $    (0.05)        $     0.06
                                                                                 ==========         ==========

Diluted weighted average number of common shares outstanding                         25,283             29,544
                                                                                 ==========         ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2003 AND 2004
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                              THREE MONTHS ENDED
                                                                                                   MARCH 31,
                                                                                         -----------------------------
                                                                                            2003               2004
                                                                                         ----------         ----------
Cash flows from operating activities:
     Net income (loss)                                                                   $   (1,330)        $    1,637
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
        Depreciation and amortization                                                           603                618
        Barter transactions, net                                                               (228)              --
        Provision for losses on accounts receivable                                               6                217
         Minority interests                                                                      (4)                11
        Equity (income) loss from venture fund investments and other, net                        23                 (7)
         Income (loss) on investments and other, net                                             55                (14)
     Changes in current assets and liabilities (net of businesses acquired):
        Accounts receivable                                                                   1,478               (645)
        Unbilled accounts receivable                                                            351                (10)
        Prepaid expenses and other                                                             (318)               196
        Accounts payable and accrued expenses                                                (1,400)              (965)
        Deferred revenues                                                                       943              2,203
                                                                                         ----------         ----------
            Net cash provided by operating activities                                           179              3,241
                                                                                         ----------         ----------

Cash flows from investing activities:
     Additions to property and equipment                                                        (91)               (61)
     Acquisitions of businesses and other                                                      (393)            (1,273)
     Distribution from internet.com venture funds                                              --                  144
     Proceeds from sales of assets and other                                                     50                  5
                                                                                         ----------         ----------
            Net cash used in investing activities                                              (434)            (1,185)
                                                                                         ----------         ----------

Cash flows from financing activities:
     Proceeds from exercise of stock options                                                     23              1,080
                                                                                         ----------         ----------
            Net cash provided by financing activities                                            23              1,080
                                                                                         ----------         ----------

Net increase (decrease) in cash and cash equivalents                                           (232)             3,136
Cash and cash equivalents, beginning of period                                               25,451              9,567
                                                                                         ----------         ----------
Cash and cash equivalents, end of period                                                 $   25,219         $   12,703
                                                                                         ==========         ==========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                                          $        3         $     --
                                                                                         ==========         ==========
     Cash paid for interest                                                              $     --           $        6
                                                                                         ==========         ==========